UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.             )

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BLACK DIAMOND THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below in exhibit required by Item 25(b) Exchange Act Rules 14a-6(i)(14) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V40401-P07941 BLACK DIAMOND THERAPEUTICS, INC. Virtually at: www.virtualshareholdermeeting.com/BDTX2024 2024 Annual Meeting of Stockholders To be Held Online on June 6, 2024 Vote by June 5, 2024 11:59 PM EDT Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 6, 2024. You invested in BLACK DIAMOND THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Vote Virtually at the Annual Meeting* June 6, 2024 9:00 AM Eastern Time Get informed before you vote View the Notice, Proxy Statement and 2023 Annual Report online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2024. If you would like to request a copy of the material(s) for this and/or future annual meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 (toll-free from the U.S., U.S. territories and Canada) or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. BLACK DIAMOND THERAPEUTICS, INC. ONE MAIN STREET, 14TH FLOOR CAMBRIDGE, MA 02142

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V40402-P07941 1. Election of Class I Directors Nominees: 1a. Prakash Raman For 1b. Mark A. Velleca For 2. To ratify the appointment of PricewaterhouseCoopers LLP as Black Diamond Therapeutics, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For 3. To approve an amendment to Black Diamond Therapeutics, Inc.’s Fourth Amended and Restated Certificate of Incorporation to limit the liability of certain of its officers as permitted by Delaware law. For NOTE: The Board of Directors will consider and act upon any other business that may properly come before the upcoming 2024 annual meeting of stockholders or any adjournment or postponement thereof.